RESEARCH AND DEVELOPMENT EXPENSES, NET	12 Months Ended
Dec. 31, 2024
Research And Development Expenses [Abstract]
RESEARCH AND DEVELOPMENT EXPENSES, NET
NOTE 21 - RESEARCH AND DEVELOPMENT EXPENSES, NET:

	For the year ended
	December 31, 2024	December 31, 2023	December 31, 2022

Salaries and related expenses, including stock based compensation	17,574	23,450	21,923
Chip pre-production and development tools	9,930	9,917	7214
Government support and grants	(5,283)	(4,241)	(12,295)

Total	22,221	29,126	16,842